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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 28, 1999



                             ANKER COAL GROUP, INC.
                             ----------------------
             (Exact Name Of Registrant As Specified in Its Charter)




Delaware                           333-39643                 52-1990183
--------                        ----------------         -------------------
(State or other                 (Commission File         (I.R.S. Employer
jurisdiction of incorporation       Number)              Identification No.)
or organization)


2708 Cranberry Square
Morgantown,  West Virginia                                  26508
----------------------------------------                  ----------
(Address Of Principal Executive Offices)                  (Zip Code)



       Registrant's telephone number, including area code: (304) 594-1616



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                             ANKER COAL GROUP, INC.
                                    FORM 8-K



                                TABLE OF CONTENTS


ITEM 5.  Other Events................................................   1


ITEM 7.  Financial Statements and Exhibits...........................   1


Signature Page.......................................................   2


Exhibit Index........................................................   3




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ITEM 5. OTHER EVENTS


         Anker Coal Group, Inc. issued the attached press release on May 28, 1999.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)      Exhibits

         Press Release dated May 28, 1999





























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SIGNATURE





     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       ANKER COAL GROUP, INC.


                                      /s/ P. BRUCE SPARKS
                                      -------------------
                                          P. Bruce Sparks
                                          President





Date:  May 28, 1999









































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                                 EXHIBIT INDEX



EXhibit No.               Description
-----------               -----------

  99.C                    Press Release dated May 28, 1999











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